Exhibit 99.2
© 2022 AeroVironment, Inc. Slide 1 052620 FOURTH QUARTER FISCAL YEAR 202 2 EARNINGS PRESENTATION Jun 28, 2022

SAFE HARBOR STATEMENT

- Certain statements in this presentation may constitute "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “plan,” or words or phrases with similar meaning. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements.

- Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the impact of our recent acquisitions of Arcturus UAV, Inc., Telerob GmbH and the Intelligent Systems Group of Progeny Systems Corp. and our ability to successfully integrate them into our operations; the risk that disruptions will occur from the transactions that will harm our business; any disruptions or threatened disruptions to our relationships with our distributors, suppliers, customers and employees, including shortages in components for our products; the ability to timely and sufficiently integrate international operations into our ongoing business and compliance programs; reliance on sales to the U.S. government and related to our development of HAPS UAS; availability of U.S. government funding for defense procurement and R&D programs; changes in the timing and/or amount of government spending; our ability to perform under existing contracts and obtain new contracts; risks related to our international business, including compliance with export control laws; potential need for changes in our long-term strategy in response to future developments; the extensive regulatory requirements governing our contracts with the U.S. government and international customers; the consequences to our financial position, business and reputation that could result from failing to comply with such regulatory requirements; unexpected technical and marketing difficulties inherent in major research and product development efforts; the impact of potential security and cyber threats or the risk of unauthorized access to our, our customers’ and/or our suppliers’ information and systems; changes in the supply and/or demand and/or prices for our products and services; increased competition; uncertainty in the customer adoption rate of commercial use unmanned aircraft systems; failure to remain a market innovator, to create new market opportunities or to expand into new markets; unexpected changes in significant operating expenses, including components and raw materials; failure to develop new products or integrate new technology into current products; unfavorable results in legal proceedings; our ability to respond and adapt to unexpected legal, regulatory and government budgetary changes, including those resulting from the ongoing COVID-19 pandemic, such as supply chain disruptions, vaccine mandates, the threat of future variants and potential governmentally-mandated shutdowns, quarantine policies, travel restrictions and social distancing, curtailment of trade, diversion of government resources to non-defense priorities, and other business restrictions affecting our ability to manufacture and sell our products and provide our services;; our ability to comply with the covenants in our loan documents; our ability to attract and retain skilled employees; the impact of inflation; and general economic and business conditions in the United States and elsewhere in the world; and the failure to establish and maintain effective internal control over financial reporting. For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

- For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available at www.sec.gov or on our website at www.investor.avinc.com/financial-information. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

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© 2022 AeroVironment, Inc.
AeroVironment PROCEED WITH CERTAINTY

© 2022 AeroVironment, Inc. Slide 3 052620 o Despite continued supply chain constraints, tight labor markets and elevated material costs, the company performed largely as expected in the 4 th quarter and met revised guidance for the year o Backlog fell slightly reflecting ongoing contracting delays and task order timing, but we forecast solid organic growth in FY23 o Global events leading to increased focus on our innovative solutions and we anticipate strong domestic and international demand going forward o Making strides in managing supply chain issues, controlling costs and improving operational efficiency reflected in improving margins 4TH QUARTER FISCAL YEAR 202 2 KEY MESSAGE S

© 2022 AeroVironment, Inc. Slide 4 052620 FOURTH QUARTER RESULTS FISCAL YEAR 202 2 Metric Q4 FY22 Year - Over - Year Change Notes Revenue $132.6 million - 2% Increases in acquired business segments offset by declines in core business segments GAAP Gross profit $ 48.6 million - 18% Decreases reflecting heavier mix of service revenue and incremental intangible amortization expenses EPS (diluted) $0.29 ($0.15) Affected by unfavorable gross margin mix, increased tax provision and incremental acquisition - related intangible amortization and other expenses partially offset by increased sales volumes and one - time gain from sale of our HAPS JV equity stake Non - GAAP EPS (diluted) 1 $0.30 ($0.74) Affected by sales mix and increased expenses resulting from acquisitions Funded Backlog $ 210.8 million 0% Solid backlog driven by increases in UGV and HAPS but offset by decrease in MUAS and TMS 1 Refer to Reconciliation of Non - GAAP Diluted Earnings Per Share on Appendix A.

© 2022 AeroVironment, Inc. Slide 5 052620 REVENUE MIX BY SEGMENT AND TYPE Q4 FY21 Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY222 Other $3,044 $9,178 $12,009 $16,412 $17,037 HAPS $7,108 $10,352 $10,342 $9,544 $13,087 TMS $39,175 $19,176 $18,418 $18,603 $20,217 MUAS $15,837 $22,379 $26,525 $21,168 $23,083 SUAS $70,851 $39,924 $54,714 $24,366 $59,198 $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 Revenue in thousands Quarterly Revenue By Segment $122,008 $101,009 $136,015 $132,622 71% 53% 58% 47% 56% 29% 47% 42% 53% 44% 44% 28% 35% 24% 37% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q4 FY21 Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Gross Margin Percentage Quarterly Revenue Quarterly Revenue by Type Product Revenue Service Revenue GAAP Gross Margin $90,093

© 2022 AeroVironment, Inc. Slide 6 052620 ADJUSTED PROFITABILITY BY TYPE AND NON - GAAP EPS 51% 42% 48% 37% 49% 32% 22% 27% 23% 28% 46% 32% 39% 30% 40% 0% 10% 20% 30% 40% 50% 60% Q4 FY21 Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Percentage Adjusted Gross Margin 1 Adj Product Margin Adj Service Margin Total Adj Gross Margin 1.04 0.30 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 Q4 FY21 Q4 FY22 Non - GAAP Diluted EPS 2 1 Refer to GAAP to NON - GAAP reconciliation on Appendix C. 2 Refer to Reconciliation of Non - GAAP Diluted Earnings Per Share on Appendix A.

© 2022 AeroVironment, Inc. Slide 7 052620 UPDATED GUIDANCE: FISCAL 2023 OUTLOOK As of 4/30/2022 Fiscal Year 2022 Results FY23 Guidance Expected % Change (to midpoint) Revenue $ 446 million $490 million - $520 million 13% Net Income/(Loss) ($4 million) $11 million – $18 million --- Adjusted EBITDA 1, 2 $62 million $82 million – $92 million 43% Earnings /(Loss) Per Share (diluted) ( $ 0.17) $0.42 – $0.72 --- Non - GAAP Earnings Per Share (diluted) $ 1.25 3 $1.35 – $1.65 4 20% COMPANY POISED FOR ORGANIC DOUBLE - DIGIT GROWTH IN FY23 1 Refer to Adjusted EBITDA reconciliation on Appendix D. 2 Refer to Reconciliation of prior to current Adjusted EBITDA calculations which now exclude stock - based compensation on Appendix E. 3 Refer to Reconciliation of Non - GAAP Diluted Earnings Per Share on Appendix A. 4 Refer to Reconciliation of Fiscal Year 2022 Non - GAAP Diluted Earnings Per Share Expectations on Appendix B.

© 2022 AeroVironment, Inc. Slide 8 052620 57% visibility to mid - point of guidance is consistent with historical average VISIBILITY FOR FY23 $199.1 $59.2 $27.1 $- $100 $200 $300 $400 $500 $600 Q4 FY22 (6/28/22) Q1 FY23 Q2 FY23 Q3 FY23 Revenue (millions) Revenue Anticipated This FY from Unfunded Backlog Revenue Anticipated This FY from Qtr-To-Date Bookings Revenue Anticipated This FY from Funded Backlog Revenue Guidance Range : $ 490 million to $ 520 million 57 % visibility 1 1 Based on midpoint of guidance range of $490 - $520 million

© 2022 AeroVironment, Inc. Slide 9 052620 Investor Relations ir@avinc , com +1 (805) 520 - 8350

© 2022 AeroVironment, Inc. Slide 10 052620 APPENDIX A – RECONCILIATION OF NON - GAAP EARNINGS (LOSS) PER DILUTED SHARE (UNAUDITED) Three Months Ended Three Months Ended Year Ended Year Ended April 30, 2022 April 30, 2021 April 30, 2022 April 30, 2021 Earnings (loss) per diluted share $ 0.29 $ 0.44 $ (0.17) $ 0.96 Acquisition - related expenses 0.02 0.12 0.18 0.26 Amortization of acquired intangible assets and other purchase accounting adjustments 0.25 0.18 1.17 0.24 Sale of ownership in HAPSMobile Inc. joint venture (0.26) — (0.25) — HAPSMobile Inc. JV impairment of investment in Loon LLC — — — 0.34 Legal accrual related to our former EES business — 0.30 0.32 0.30 Earnings per diluted share as adjusted (Non - GAAP) $ 0.30 1.04 $ 1.25 $ 2.10

© 2022 AeroVironment, Inc. Slide 11 052620 APPENDIX B – RECONCILIATION OF FISCAL YEAR 202 3 NON - GAAP DILUTED EARNINGS PER SHARE EXPECTATIONS (UNAUDITED) Fiscal year ending April 30, 2023 Forecast earnings per diluted share $ 0.42 - 0.72 Acquisition - related expenses 0.01 Amortization of acquired intangible assets and other purchase accounting adjustments 0.92 Forecast earnings per diluted share as adjusted (Non - GAAP) $ 1.35 - 1.65

© 2022 AeroVironment, Inc. Slide 12 052620 APPENDIX C – GAAP TO NON - GAAP RECONCILIATION OF ADJUSTED GROSS MARGIN (in thousands) Fiscal 4th Quarter FY2021 Fiscal 1st Quarter FY2022 Fiscal 2nd Quarter FY2022 Fiscal 3rd Quarter FY2022 Fiscal 4th Quarter FY2022 Adjusted Gross Margin Products Gross Margin $48,980 $20,526 $32,061 $13,305 $34,195 Intangible Amortization and other purchase accounting $707 $1,667 $2,320 $2,359 $1,818 Adjusted Gross Margin $49,687 $22,193 $34,381 $15,664 $36,013 Adjusted Gross Margin % of Revenue 51.4% 41.8% 48.4% 36.8% 48.7% Services Gross Margin $10,675 $8,197 $10,394 $8,131 $14,427 Intangible Amortization $1,876 $2,362 $3,141 $2,762 $2,113 Adjusted Gross Margin $12,551 $10,559 $13,535 $10,893 $16,540 Adjusted Gross Margin % of Revenue 31.9% 22.0% 26.5% 22.9% 28.2%

© 2022 AeroVironment, Inc. Slide 13 052620 APPENDIX D – GAAP TO NON - GAAP RECONCILIATION OF ADJUSTED EBITDA Fiscal year ending Fiscal year end ed (in millions) April 30, 2023 April 30, 2022 Net income (loss) $ 11 - 18 $ (4) Interest expense, net 8 5 Benefit from income taxes (5) - (2) (10) Depreciation and amortization 60 61 EBITDA (Non - GAAP) 74 - 84 52 FV step - up amortization included in loss on disposal of PP&E — 1 Stock - based compensation 7 5 Acquisition - related expenses 1 5 Equity method investment gain — (5) Non - controlling interest — — Legal accrual related to our former EES business — 10 Sale of ownership in HAPSMobile JV — (6) Adjusted EBITDA (Non - GAAP) $ 82 - 92 $ 6 2

© 2022 AeroVironment, Inc. Slide 14 052620 APPENDIX E – HISTORICAL ADJUSTED EBITDA RECONCILIATION Q1 Q2 Q3 Q4 FY21 Q1 Q2 Q3 Q4 FY22 Net Income 10,080 2,094 211 10,946 23,331 (13,981) 2,525 10 7,258 (4,188) Interest Expense / (Income), net (208) (115) (94) 1,035 618 1,275 1,379 1,510 1,276 5,440 Tax provision / (benefit) 1,207 2,491 (924) (2,235) 539 (957) (9,511) (15,396) 15,495 (10,369) Depreciation and amortization 2,779 2,914 2,957 10,612 19,262 13,654 16,365 17,418 13,388 60,825 EBITDA (Non-GAAP) 13,858 7,384 2,150 20,358 43,750 (9) 10,758 3,542 37,417 51,708 FV Step-up amortization incl. in Loss on disposal of PP&E — — — — — 348 869 — 63 1,280 Stock-based compensation 1,595 1,914 1,245 2,178 6,932 1,922 420 1,615 1,433 5,390 Acquisition-related expenses — 795 3,409 3,778 7,982 3,268 848 368 369 4,853 Equity method investment activity 1,288 9,522 81 (410) 10,481 1,141 (1,133) (171) (4,426) (4,589) Non-controlling interest (37) (22) 47 26 14 63 31 (45) (46) 3 Legal accrual related to our former EES business — — — 9,300 9,300 — 10,000 — — 10,000 Sale of ownership in HAPSMobile JV — — — — — — — — (6,383) (6,383) Adjusted EBITDA (Non-GAAP) 16,704 19,593 6,932 35,230 78,459 6,733 21,793 5,309 28,427 62,262